KEARNY FINANCIAL CORP.

Innovation
Teamwork
Consistency
Professionalism
Strategy
Vision

2012 Investor Presentation

Forward-Looking Statements

This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny
Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform
Act of 1995.
These forward-looking statements involve risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the
Company’s Annual Report on Form 10-K, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements:
 • the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations,
 • the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations,
 • the impact of changes in financial services laws and regulations (including laws concerning taxation, banking, securities and insurance),
 • changes in accounting policies and practices, as may be adopted by regulatory agencies, the
 Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight
 Board,
 • technological changes.
 • competition among financial services providers and,
 • the success of the Company at managing the risks involved in the foregoing and managing its business.
The Company cautions that the foregoing list of important factors is not exclusive. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

• Kearny is committed to meeting the financial needs of the
 individuals, businesses, and communities we serve throughout
 Northern and Central New Jersey.
• By providing a superior level of service, we hope to earn your long-term loyalty and become your financial partner for many years to come. Whether it is a loan request, information on a deposit product or assistance with one of our other financial services, we pledge to respond quickly, professionally and in a manner that puts your needs first.
• We value and respect our customers and employees and will
 strive to maintain an environment within which employees will want to work and customers will want to bank.
Overview

Mission statement

($ Millions)	6/30/2012
Assets	$2,937
Net Loans	$1,274
Deposits	$2,172
Equity	$492
Tang. Common Equity/Tang. Assets	13.52%

KEARNY FINANCIAL CORP.

• Founded in 1884
• 4th Largest publicly traded mutual holding company
• Market capitalization ($617 million)
Company Overview

Note: Financial data as of June 30, 2012; Market data as of November 5, 2012

 ▪ Conservative savings bank
 ▪ Seasoned acquirer and integrator
 ▪ Experienced New Jersey residential real estate lender
 ▪ Solid financial condition
 ▪ Conservative and well-capitalized balance sheet
Kearny Financial Corp. Background

Who we were prior to stock issuance

 ▪ Progressive community bank
 ▪ Seasoned acquirer and integrator
 ▪ Experienced New Jersey residential, commercial and SBA real estate lender
 ▪ Stable financial condition
 ▪ Well-capitalized balance sheet
Kearny Financial Corp. Background

Who we are today

Kearny Financial Corp. Background

Growth through strategic mergers & acquisitions
Seller	Completed	Type	Assets ($000)	Branches
1st Bergen Bancorp	3/31/1999	Thrift	300,755	4

Pulaski Bancorp, Inc. MHC	10/18/2002	Thrift	237,596	6

West Essex Bancorp	7/1/2003	Thrift	390,333	8

Central Jersey Bancorp	11/30/2010	Bank	571,295	13
 ▪ Acquire niche talent
 ▪ Expand geographic diversity
 ▪ Grow market share
 ▪ Acquire new business lines
 ▪ Leverage capital / second step?

New York
Connecticut
New Jersey
Maryland

KEARNY FINANCIAL CORP.

Deposit Franchise

Kearny has a meaningful deposit franchise in Northern & Central New Jersey
(1) Defined as New York-Northern New Jersey-Long Island MSA. Deposit Market Share data as of June 30, 2012
Source: SNL Financial
 ▪ 8th largest New
 Jersey based
 deposit
 franchise
 ▪ $53.1 million in
 average
 deposits per
 branch
 ▪ 41 branch
 locations across
 9 counties
 throughout
 Northern and
 Central New
 Jersey
 ▪ $2.17 billion in
 deposits as of
 June 30, 2012

Kearny MHC - Deposit Market Share by County

County	Branches	Deposits ($M)	Mkt. Share (%)	Pct. Of Kearny MHC Deposits (%)	Median HH Income ($)	Projected HH Income Change (%)
Bergen	9	813.1	2.05	37.33	79,903	14.56
Monmouth	13	439.5	2.34	20.18	80,475	14.03
Hudson	2	228.5	0.85	10.49	46,525	17.37
Ocean	6	191.4	1.37	8.79	57,099	21.25
Morris	3	146.4	0.65	6.72	97,036	9.53
Essex	3	142.7	0.56	6.55	52,839	18.16
Middlesex	3	134.7	0.56	6.18	77,382	13.06
Union	1	52.8	0.26	2.42	65,302	20.65
Passaic	1	29.2	0.28	1.34	58,123	20.53
	41	2,178.4		100.00		

KEARNY FINANCIAL CORP.

Deposit Market Demographics

…with the ability to attract customers from across Northern & Central New Jersey
(1) Defined as the New York-Northern New Jersey-Long Island MSA.
(2) Defined as banks with assets less than $10 billion in the New York MSA with headquarters in NY or NJ
Note: Deposit market share data as of June 30, 2012
Source: SNL Financial
 ▪ Attractive markets part of largest MSA in the U.S.
 ▪ Median household incomes well above national median
 ▪ Household income poised to grow
 ▪ Opportunities still exist for growth in the market place

Jumbo Time Deposits 14%
Demand 4%
NOW 7%
MMDA & Savings 28%
Retail Time Deposits 47%

Jumbo Time Deposits 5%
Demand 7%
NOW 15%
MMDA & Savings 27%
Retail Time Deposits 46%

KEARNY FINANCIAL CORP.

Kearny Financial Corp.

Deposit composition and strategies
Source: SNL Financial, Company Filings
Deposits - June 30, 2012
• Internal Strategies
 ▪ Refocused retail staff to a more customer-centric approach
 ▪ Implemented leadership and relationship banking training
 ▪ Upgraded branch facilities to improve customer experience
• Results
 ▪ Growth in core deposit balances continues
 ▪ Increase in demand and NOW accounts
Deposits - June 30, 2006

June 2006	June 2007	June 2008	June 2009	June 2010	June 2011	June 2012
1-4 Family	65.7%	64.5%	66.9%	65.9%	65.5%	48.2%	43.8%
CRE & Multifamily	15.1%	18.4%	17.4%	18.9%	20.0%	30.3%	37.8%
C&D	3.1%	1.3%	1.2%	1.3%	1.5%	1.7%	1.6%
Consumer	15.5%	12.7%	10.7%	10.5%	10.8%	8.7%	8.5%
C&I	0.5%	0.5%	0.8%	1.4%	1.4%	8.3%	6.9%
Other	0.2%	2.6%	3.0%	2.0%	0.8%	2.9%	1.4%

KEARNY FINANCIAL CORP.

• Significant shift in loan portfolio mix
• Strong growth in CRE & Multifamily category
• Strategically shrinking Consumer and 1-4 Family categories
Kearny Financial Corp.

Composition of loan portfolio

• Desire to expand upon expertise in commercial real estate, multifamily, and
 SBA lending
 ▪ Hired additional commercial lending personnel to improve market share
 ▪ Implement business development officer call program to work collaboratively with retail branch network to develop small business deposit, loan, and merchant business relationships
• Rationale for commercial lending over residential lending
 ▪ Commercial lending offers opportunity to lend at higher yields
 ▪ Relationship based commercial lending requires borrower to establish meaningful deposits
• Recent Developments
 ▪ Stronger volumes
 ▪ Better mix
 ▪ Expanded small business product line
Kearny Financial Corp.

Organic loan growth strategies

• The economic crisis had a modest impact on the Bank’s asset quality metrics.
 The following activities were implemented:
 ▪ Enhanced credit risk management process through stress testing
 ▪ Tightened credit underwriting standards on certain asset classes
 ▪ Enhanced annual loan review process
 ▪ Developed focused loan workout approach to maximize recovery of non performing assets
Kearny Financial Corp.

Asset quality

1.65%
1.60%
1.55%
1.50%
1.45%
1.40%
1.35%
1.30%
1.25%
1.20%
1.50%
1.60%
1.47%
1.35%
September 2011
December 2011
March 2012
June 2012

3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.35%
2.55%
2.55%
2.27%
KRNY
All MHC
All Publicly Traded
Nationwide Publicly Traded

KEARNY FINANCIAL CORP.

Kearny Financial Corp.

NPA / Assets trend
(1) All MHCs that are publicly traded
(2) The group is comprised of publicly traded banks and thrifts
Source: SNL Financial
• Modest level of NPAs compared to industry
• NPAs improving over the last two quarters
• Asset quality improvement expected as real estate market firms
NPAs / Assets
Industry Comparison: NPAs / Assets

(dollars in thousands, except EPS)	FY 2011	FY 2012
Net Interest Income	$68,160	$70,180
Provision for Loan Losses	4,628	5,750
Loss on sale and write down of REO	81	3,330
Non-Interest Income[1]	4,928	5,475
Non-Interest Expense	56,242	58,721
Income Tax Expense	4,286	2,776
Net Income	**7,851**	**5,078**
Fully Diluted EPS	$0.12	$0.08

KEARNY FINANCIAL CORP.

Kearny Financial Corp.

Summary income statement
(1) Excludes loss on sale and write down of REO
(2) All MHCs that are publicly traded
(3) The group is comprised of publicly traded banks and thrifts
Source: SNL Financial, Company Financial Statements

• On June 22, 2012 the Company announced suspension of its dividend
• As a result of the Dodd-Frank Act and the elimination of the OTS, our new regulator has taken a different approach with regard to the use of a dividend waiver under regulation
 MM
• Use of the waiver would require the holding company to annually solicit approval of dividends from the mutual members
• Solicitation costs ($300,000 - $600,000) with no guarantee of approval by mutual members or regulator
• Paying dividends without the use of the waiver would require Kearny Financial Corp. to pay dividends to Kearny MHC at the same rate paid to all public stockholders. This would result in the payment of over $2.5 million to Kearny MHC each quarter
• Kearny MHC would incur significant tax liability on the receipt of this dividend income and a shift in ownership to the MHC would occur over time
• Company continues to lobby for regulatory relief on this issue while still focusing on buybacks as a part of its long term capital management strategy
Kearny Financial Corp.

Dividend policy

• Repurchase summary
 ▪ Kearny has authorized 7 separate repurchase plans retiring 5.8 million shares since
 2005 IPO
 ▪ Over the past 3 months, we have repurchased 65,900 shares at a total cost of
 $643,843
 ▪ Management considers the estimated second step value of the shares when determining repurchase levels
 ▪ KRNY currently trading between 75%-80% of fully converted tangible book value
Kearny Financial Corp.

Repurchase activity

• Attract and develop stronger customer relationships with a strategic focus on small and middle market businesses
• Enhance current product offerings and business services
• Focus on tactical cost controls while redirecting excess resources to support market share expansion
• Opportunistically deploy excess capital
• Develop or acquire fee income based business lines
• Continue to actively manage balance sheet reallocating securities portfolio in loan assets
Kearny Financial Corp.

Strategic focus - 2013